SECURITIES AND EXCHANGE COMMISSION



                           	Washington, D.C. 20549



                                   	FORM 8-K


                                	CURRENT REPORT


                    	Pursuant to Section 13 or 15(d) of the
                       	Securities Exchange Act of 1934



         	Date Report (Date of earliest event reported) July 15, 1997



                       	BONNEVILLE PACIFIC CORPORATION
                        ------------------------------
               (Exact name of registrant as specified in charter)



Delaware			                      	0-14846		                87-0363215
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(State or other			                (Commission		            (IRA Employer
jurisdiction of			                File Number)       	     Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah	                      84101
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(Address of principal executive offices)                           	(Zip Code)


Registrant's telephone number including area code	              (801) 363-2520
                                                                --------------

(Former name or former address, if changed since last report)   Not applicable
                                                                --------------

Item 3.  	Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act.  A copy of the Monthly Financial Report for the period
June 1, 1997 to June 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.  	Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                	SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BONNEVILLE PACIFIC CORPORATION



                                            /S/ Roger G. Segal
                                       By:  Roger G. Segal, Chapter 11 Trustee

DATED July 15, 1997

                                	SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BONNEVILLE PACIFIC CORPORATION



                                     /S/ R. Stephen Blackham
                                By:  R. Stephen Blackham, Assistant Controller

DATED July 15, 1997

                            	INDEX TO EXHIBITS


Exhibit                                                              	Page No.
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28.1			     Monthly Financial Report - Chapter 11, for the period
            June 1, 1997 to June 30, 1997, of the Registrant,
            dated July 15, 1997 as filed by the Registrant with
            the United States Bankruptcy Court for the District
            of Utah, Central Division on July 15, 1997 . . . . . . . . .	5

                                                     	MONTHLY FINANCIAL REPORT
                                                                   	CHAPTER 11

DEBTOR: BONNEVILLE PACIFIC CORPORATION
        ------------------------------
CASE NO. 91A-27701   	For Period June 1 to June 30, 1997
         ---------               ------    -------------
Accounting Method Used:	[ X ] Accrual Basis  [   ] Cash Basis


                               	COVER SHEET
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                          THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each     MONTH.  The debtor must attach each of the following
Required Report/Document  reports/documents unless the U.S. Trustee has waived the requirement in writing.  File original with
                          Clerk of Court.  File duplicate with U.S. Trustee.
------------------------------------------------------------------------------
Report
Document  Previously
Attached  Waived       	REQUIRED REPORTS/DOCUMENTS
------------------------------------------------------------------------------
 [ x ]      [   ]       Cash Receipts & Disbursements Statement (Form 2-B)
 [ x ]      [   ]       Balance Sheet (Form 2-C)
 [ x ]      [   ]       Profit and Loss Statement (Form 2-D)
 [ x ]      [   ]       Supporting Schedules (Form 2-E)
 [ x ]      [   ]       Quarterly Fee Summary (Form 2-F)
 [ x ]      [   ]       Narrative (Form 2-G)
 [ x ]      [   ]       Bank Statement(s) for Debtor in Possession Account(s)
------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: July 15, 1997
             -------------
                                   Debtor(s):	BONNEVILLE PACIFIC CORPORATION
	                                      /S/ R. Stephen Blackham
                                   By: R. Stephen Blackham
	                                  Position:	Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of July 1997.


                                            /S/ Roger G. Segal
                                       By:  Roger G. Segal, Chapter 11 Trustee

                   	DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          	Bankruptcy No. 91A-27701
                                  	Narrative
                      For the Month Ended June 30, 1997


                                 	Form 2-G


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Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of June 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of June and the first part of July 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United
     States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's four (4) Annual Reports, including the Report for the period of July 1, 1995 through June 30, 1996 filed on September 19, 1996 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (SEGAL V. CERUTTI, United States District Court for the District of Utah, Case
---------------
(1) This narrative attempts to summarize significant events affecting the Company through July 15, 1997.
(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling granting the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements; such investigation includes conducting additional Rule 2004 examinations. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and who or which the Trustee believes are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     On May 30, 1997 the Trustee entered into a formal Settlement Agreement with Terry E. Coffin, Coffin, Snyder & Matthews and Runft, Coffin & Matthews, Charted (collectively the "Coffin Parties") pursuant to which the Coffin Parties agreed to pay the Trustee the sum of approximately $985,000.00 and pursuant to which the parties agreed to a mutual release of claims against one another. The settlement was conditioned upon approval by the United States Bankruptcy Court. A hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on June 30, 1997 at which hearing the Court granted the Trustee's Motion and approved the settlement. The Coffin Parties on June 6, 1997 paid $985,000.00 to the Trustee.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Corporation of the President of The Church of Jesus Christ of Latter-Day Saints (the "Church"); the settlement was announced on
     June 10, 1997.   Pursuant to the Settlement Agreement, the Church will
     pay to the Trustee the sum of $1,100,000.00 and the Church shall be allowed a claim of up to approximately $500,000.00 for damages incurred by the Church arising from its purchase of stock of the Company. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on July 7, 1997 at which hearing the Court granted the Trustee's Motion and approved the settlement. The $1,100,000.00 settlement amount should be paid to the Trustee prior to the end of July, 1997.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Deseret Trust Company ("DTC"), the Church, Raymond L. Hixson and Vivian M. Hixson concerning the Raymond L. Hixson Charitable Remainder Unitrust which Unitrust was funded with shares of Bonneville Pacific Corporation owned by Raymond L. Hixson; the settlement was filed with the Bankruptcy Court on June 10, 1997. Pursuant to the settlement, the Church will pay a total of $580,000.00 to purchase the "income interest" specified in the Unitrust as well as any other right, title or interest the Hixsons, the Trustee, Bonneville Pacific Corporation or its bankruptcy estate may have in the Unitrust or its assets. The $580,000.00 payment will be paid $232,000.00 directly to Vivian Hixson as required by the provisions of the previously Court approved Trustee's settlement agreement with Raymond Hixson and Vivian Hixson; $232,000.00 directly to the Trustee for the benefit of the estate; and $116,000.00 directly to the Trustee to be held by him for payment (subject to Bankruptcy Court approval) to his special litigation counsel, Beus, Gilbert & Morrill, pursuant to the 1992 contingent fee agreement between the Trustee and Beus, Gilbert & Morrill. The settlement was conditioned upon approval by the United States Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement was held as scheduled on July 7, 1997 at which hearing the Court granted the Motion and approved the settlement. The settlement payment should be paid to the estate prior to the end of July, 1997.

     On the 18th day of June, 1997 the Trustee entered into a formal settlement agreement with Gerald Monson, a former officer of the company who had signed a tolling agreement. Pursuant to the settlement, Gerald Monson has agreed to pay the estate the sum of $30,000.00 and the Trustee has agreed to waive and release all claims against Gerald Monson. The settlement is conditioned upon approval by the United States Bankruptcy Court. A hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on July 14, 1997, at which hearing the Court approved the settlement.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 continues to negotiate with representatives of NPC to resolve curtailment and other Power Purchase Contract issues. Significant progress has been made in this area and a preliminary settlement agreement, subject to the approval of the Public Service Commission of Nevada ("PSCN"), is anticipated shortly.

     The Trustee continues to monitor its appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has yet to be executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

Analysis of Claims and Possible Distributions.

Prepetition claims against the Bonneville Pacific bankruptcy estate total less than two hundred million dollars in booked and unbooked liabilities (EXCLUDING any addition for possible post-petition interest). The exact amount of such claims is still undetermined and the distribution priority for such claims is still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest (see the further discussion which follows). ALSO SEE THE "TRUSTEE'S PRELIMINARY REPORT (ESTIMATE) CONCERNING CLAIMS FILED AGAINST THE ESTATE" WHICH WAS ATTACHED TO THE FEBRUARY AND MARCH 1997 MONTHLY FINANCIAL REPORTS and which report was filed with the Bankruptcy Court on or about March 17, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before
the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 350 additional claims have been filed since December 16, 1996. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above. The Trustee anticipates that he will likely object to a number of the new claims which have been filed and has filed the first of the objections.

Concerning Claim No. 145 filed by First Security Bank, N.A., related to the Crystal Springs Project, the Trustee and First Security reached a settlement now documented by formal Settlement Agreement dated April 18, 1997. Pursuant to the settlement, First Security reduced its $2,504,869.14 claim related to the Crystal Springs Project to fifty thousand dollars ($50,000.00). The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement was held as scheduled on June 2, 1997 at which hearing the Bankruptcy Court approved the settlement. As a consequence of the settlement First Security's combined bank claim against the estate totals $800,000.00, (i.e., $750,000.00 related to the Antelope Valley Project and $50,000.00 related to the Crystal Springs Project).

On or about March 26, 1997 the Honorable Thomas R. Brett, United States District Court Judge, withdrew reference from the Bankruptcy Court of all matters related to the firm of LeBoeuf, Lamb, Greene & MacRae ("LeBoeuf"). The Trustee estimates that LeBoeuf (which had represented the Official

Unsecured Creditors' Committee prior to June 16, 1992) could have sought final fees and costs (an administrative claim) totaling approximately several hundred thousand dollars. However, LeBoeuf and the Trustee entered into a Settlement Agreement dated May 8, 1997, which resolves all matters between the estate and LeBoeuf. The settlement was conditioned upon approval of the United States District Court. The hearing on the Motion for Approval of the Settlement was held as scheduled on June 6, 1997, at which hearing the District Court approved the settlement. Pursuant to the Settlement
Agreement, LeBoeuf has waived its claims to any and all fees and costs and has reimbursed Bonneville $64,679.25 in previously allowed and paid fees and costs and the parties have mutually released one another from any and all claims.

On June 17, 1997 the Trustee entered into a formal settlement agreement with Hansen, Jones & Leta, P.C. and the Home Insurance Company, its insurer. Hansen, Jones & Leta served as counsel for Bonneville Pacific Corporation from November 18, 1991 to December 5, 1991 and as counsel for Bonneville as debtor in possession from December 5, 1991 to March 31, 1992. By court order dated December 2, 1992 (with a related motion to alter or amend being denied on May 22, 1996), the Bankruptcy Court denied Hansen, Jones & Leta's Final Fee and Cost Application and further ordered disgorgement of all fees previously paid to Hansen, Jones & Leta. The settlement agreement resolves all legal issues and the pending appeal involving the court order and provides for payment of $149,012.20 to the estate and further provides for a release of claims (subject to certain limitations) between the parties. The settlement was conditioned upon approval by the United States Bankruptcy Court. A hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on July 14, 1997, at which hearing the Court approved the settlement.

The Trustee currently estimates that the Company may have to spend approximately One Hundred Thousand Dollars ($100,000.00) to plug and abandon certain geothermal well sites connected with the Mammoth Project in California. The Company is continuing with the process of making arrangements to plug the wells.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. The IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated
U.S. Corporation Income Tax Return for the period ending April 30, 1996. The Company, with court approved Accountant, is in the process of preparing the U.S. Corporate Income Tax Return for the year ending December 31, 1996.

On June 23, 1997, the Bankruptcy Court granted the Trustee's Motion for Management Retention Programs for the Company's Subsidiaries. The Trustee is currently in the process of working with the employees of Bonneville Fuels Corporation and Bonneville Pacific Service Corporation on employment agreements.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and is continuing with work on the audits.

At this time it is not known whether INTEREST will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

In light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company is now in the position to begin the process of formulating and proposing a plan of reorganization. While general plan negotiations with parties in interest have now commenced and the Trustee met with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial
Advisor to be filed with the Bankruptcy Court.   The hearing on the
Application was held as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. The
Trustee anticipates that Bear, Stearns & Company's initial work in valuing the Company's (and its affiliates) business assets will be completed in the next few weeks.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             	Case No. 91A-27701
                 	Cash Receipts and Disbursements Statement
                     	For Period June 1 - June 30, 1997




                           	CASH RECONCILIATION



1.	Beginning Cash Balance:	                                	$134,266,325.10

2.	Cash Receipts: (See Page 2 of 2)	       1,405,383.97

3.	Cash Disbursements: (See Page 2 of 2)	   (152,976.15)
                                            ------------
4.	Net Cash Flow:		                                            1,252,407.82
                                                               ------------
5.	Ending Cash Balance: 	                                  	$135,518,732.92
                                                            ===============


                    	CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                         AMOUNT    		          FINANCIAL INSTITUTION
PAYROLL ACCOUNT	                        $596.46 	    	FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT	                     567.44	     	KEY BANK OF UTAH
GENERAL CORP CASH	                   627,513.74		     KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT       	2,250,526.55	 (A) 	KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT 	      11,114,853.95 	(A) 	US BANK
CHPTR 11 TRUSTEE - JNT CD	        14,445,452.68	 (A) 	KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JNT CD	        10,471,991.34 	(A)	 BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS	          22,805.32 	(A)	 BANK ONE
UNITED STATES TREASURY BILLS     	96,400,622.03	   	  BANK ONE
PROCEEDS FROM ASSET SALES	             4,044.24 	(A) 	KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE	         179,759.17	      KEY BANK OF UTAH
                                     ----------
                              		$135,518,732.92
                                ===============

(A)	Accounts requiring signatures of both the US Trustee and Chapter 11
    Trustee for disbursements.


                                                                      FORM 2-B
                                                                  	Page 1 of 2

                  	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            	Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                    	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                          	CASH RECEIPTS JOURNALS

BANK ACCOUNT 	                TOTAL     		     PAGE REF
PAYROLL ACCOUNT                  $19,070.17		     A
PAYROLL TAX ACCOUNT	               8,393.04		     B
GENERAL CORP CASH	               358,963.34		     C
CHPTR 11 TRUSTEE JOINT ACCT	     997,883.74 	     E
CHPTR 11 TRUSTEE - CD ACCT	            0.00		    N/A
CHPTR 11 TRUSTEE - JNT CD     	4,000,000.00		     F
CHPTR 11 TRUSTEE - JNT CD	        47,838.01		     G
CHPTR 11 TRUSTEE JT SAVINGS	          75.26		     H
UNITED STATES TREASURY BILLS          	0.00		    N/A
PROCEEDS FROM ASSET SALES	            10.79 		    I
KYOCERA MAINTENANCE RESERVE	      10,612.83		     J
                                  ---------
                              	5,442,847.18
     LESS:  ACCOUNT TRANSFERS	(4,037,463.21)
                              --------------
     TOTAL CASH RECEIPTS	     $1,405,383.97
                              =============


                       	CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT         	          TOTAL           	PAGE REF
PAYROLL ACCOUNT	                   $19,103.84 		     A
PAYROLL TAX ACCOUNT	                 8,416.00		      B
GENERAL CORP CASH	                 162,876.52		      D
CHPTR 11 TRUSTEE JOINT ACCT     	4,000,043.00		      E
CHPTR 11 TRUSTEE - CD ACCT              	0.00 		    N/A
CHPTR 11 TRUSTEE - JNT CD               	0.00 		     F
CHPTR 11 TRUSTEE - JNT CD               	0.00 		     G
CHPTR 11 TRUSTEE JT SAVINGS	             0.00 		     H
UNITED STATES TREASURY BILLS            	0.00		     N/A
PROCEEDS FROM ASSET SALES               	0.00 		     I
KYOCERA MAINTENANCE RESERVE             	0.00		      J
	                                        ----
                            			  4,190,439.36
     LESS:  ACCOUNT TRANSFERS 	 (4,037,463.21)
                                --------------
     TOTAL CASH DISBURSEMENTS	    $152,976.15
                                  ===========

                                                                     	FORM 2-B
                                                                  	Page 2 of 2

                  	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            	Case No. 91A-27701
                              Payroll Account
                     For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                          	CASH RECEIPTS JOURNAL

DATE  	   DOC #  	  PAYOR            AMOUNT     DESCRIPTION
06/11/97 	CK# 6379  BPC - GENERAL		  $9,513.56 	PAYROLL TRANSFER
06/26/97 	CK# 6403	 BPC - GENERAL		   9,556.61 	PAYROLL TRANSFER
                                      --------
         	TOTAL CASH RECEIPTS		     $19,070.17
                                    ==========


                       	CASH DISBURSEMENTS JOURNAL

DATE  	   DOC #  	   PAYEE           	  AMOUNT  	  DESCRIPTION
06/15/97		           PAYROLL SUMMARY    $9,513.56
06/30/97		           PAYROLL SUMMARY    	9,556.61
06/30/97	 BANK STMT	 KEY BANK OF UTAH	      33.67  SERVICE CHARGE
                                            -----
         	TOTAL CASH DISBURSEMENTS   		$19,103.84
                                       ==========


                                     A

                 	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           	Case No. 91A-27701
                          	Payroll Tax Account
                    	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE  	   DOC #  	  PAYOR            AMOUNT   	 DESCRIPTION
06/11/97 	CK# 6380	 BPC - GENERAL	  	$4,185.35 	PR TAX TRANSFER
06/26/97 	CK# 6404	 BPC - GENERAL		   4,207.69 	PR TAX TRANSFER
                                      --------
         	TOTAL CASH RECEIPTS		      $8,393.04
                                     =========


                        	CASH DISBURSEMENTS JOURNAL

DATE  	   DOC #  	   PAYEE              	     AMOUNT   	 DESCRIPTION
06/11/97 	CK# 1242	  KEY BANK OF UTAH		       $3,471.64	 FEDERAL TAX DEPOSIT
06/26/97 	CK# 1243	  KEY BANK OF UTAH	        	3,490.03	 FEDERAL TAX DEPOSIT
06/26/97 	CK# 1244	  UTAH ST TAX COMMISSION		  1,431.37	 STATE TAX DEPOSIT
06/30/97 	BANK STMT	 KEY BANK OF UTAH		           22.96	 SERVICE CHARGE
                                                  -----
         	TOTAL CASH DISBURSEMENTS		          $8,416.00
                                              =========


                                     B

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           	Case No. 91A-27701
                           	General Corp Cash
                     	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE  	   DOC #  	  PAYOR              	          AMOUNT   	  DESCRIPTION
06/13/97	 DS061397 	BONNEVILLE PACIFIC SERVICES		 $34,744.77 	EXPENSE REIMBURSEMENT
06/13/97	 DS061397 	BONNEVILLE NEVADA CORPORATION	 	3,504.25 	EXPENSE REIMBURSEMENT
06/13/97	 DS061397 	LEBOEUF LAMB		                 64,679.25 	SETTLEMENT PAYMENT
06/13/97	 DS061397 	WORKERS COMP FUND OF UTAH	        	99.13 	EXPENSE REIMBURSEMENT
06/24/97	 DS062497 	BONNEVILLE FUELS	             	11,062.60 	EXPENSE REIMBURSEMENT
06/24/97 	DS062497 	T. HOUGHTON	                     	477.57 	INSURANCE REIMBURSEMENT
06/24/97 	DS062497	 BEUS GILBERT & MORRILL	           	25.68 	EXPENSE REIMBURSEMENT
06/27/97 	DS062797	 KYOCERA AMERICA             		142,698.39 	ENERGY REVENUE-KYOCERA
06/30/97 	DS063097	 NORTHCREST FINANCIAL-JOHNSON		 50,000.00 	SETTLEMENT PAYMENT
06/30/97 	DS063097	 WYNN JOHNSON                 		50,000.00 	SETTLEMENT PAYMENT
06/30/97 	BNK STMT 	KEY BANK OF UTAH		              1,671.70 	INTEREST INCOME
                                                    --------
         	TOTAL CASH RECEIPT                    	$358,963.34
                                                 ===========


                                     C

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                    	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                       	CASH DISBURSEMENTS JOURNAL

DATE  	   DOC #  	 PAYEE              	         AMOUNT   	 DESCRIPTION
06/03/97	 1006354	 UTAH STATE TAX COMMISSION		      13.00	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006255	 50 WEST BROADWAY ASSOC INC	 	12,573.00	 RENT-OFFICE SPACE/PARKING
06/03/97	 1006356	 AIRBORNE EXPRESS	               	65.92	 EXPRESS MAIL EXPENSE
06/03/97	 1006357	 AMPCO SYSTEM PARKING          		378.00	 RENT - PARKING
06/03/97	 1006358	 AUTOMATED OFFICE SYSTEMS INC 	1,215.48	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006359	 BENEFICIAL LIFE INSURANCE	     	774.87	 INSURANCE - DISABILITY
06/03/97	 1006360	 BONNEVILLE PACIFIC SERVICES	    111.77	 KYOCERA - O & M EXPENSE
06/03/97	 1006361	 BPC-KYOCERA MAINT RESERVE		  10,000.00	 TRANSFER-MAINT RES ACCT
06/03/97	 1006362	 CSC NETWORKS		                  165.00	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006363	 FRONTIER COMMUNICATIONS 	    	1,016.94	 TELEPHONE EXPENSE
06/03/97	 1006364	 HERITAGE PRODUCTS INC	         	347.61	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006365	 HURST & ASSOC INSURANCE INC		20,000.00	 INSURANCE - TRUSTEE BOND
06/03/97	 1006366	 INSTY PRINTS INC	               	56.35	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006367	 MOUNT OLYMPUS WATER		            18.01	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006368	 CLARK MOWER	                 	2,209.02 	TRAVEL REIMBURSEMENT
06/03/97	 1006369	 NATIONAL HEALTH CARE TRUST		 23,233.74 	INSURANCE - HEALTH
06/03/97	 1006370	 OFFICE TEAM	                   	422.40 	OFFICE SUPPLIES & EXPENSE
06/03/97	 1006371	 REDMAN VAN & STORAGE CO INC   		179.74 	RENT - STORAGE SPACE
06/03/97	 1006372	 STERLING COMPUTER PRODUCTS 	   	113.93	 OFFICE SUPPLIES & EXPENSE
06/03/97	 1006373	 TRAVEL ZONE CRUISE ZONE 	    	1,798.00	 TRAVEL EXPENSE
06/03/97	 1006374	 UNUM LIFE INSURANCE CO      		1,497.51 	INSURANCE - DISABILITY
06/03/97	 1006375	 US WEST COMMUNICATIONS        		773.96 	TELEPHONE EXPENSE
06/03/97	 1006376	 XEROX CORPORATION	             	408.67 	OFFICE SUPPLIES & EXPENSE
06/03/97	 1006377	 UNITED PARCEL SERVICE	          	10.70 	EXPRESS MAIL EXPENSE
06/17/97	 1006378	 AIRBORNE EXPRESS 	              179.19 	EXPRESS MAIL EXPENSE
06/11/97	 1006379	 BPC-PAYROLL ACCT		            9,513.56 	TRANSFER - PAYROLL ACCT
06/11/97	 1006380	 BPC-PAYROLL TAX ACCT	        	4,185.35 	TRANSFER-PAYROLL TAX
06/11/97	 1006381  WELLS FARGO BANK	              	752.90 	401K CONTRIBUTIONS
06/11/97	 1006382	 WELLS FARGO BANK	               	37.04 	401K LOAN PAYMENT
06/17/97	 1006383	 COMPUSERVE	                      	9.95 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006384	 CSC NETWORKS                  		165.00 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006385	 CYMA HELP!	                     345.00 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006386	 FIDELITY TRANSFER COMPANY		     202.10 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006387	 GENERATOR POWER SYSTEMS INC		15,901.78 	KYOCERA O&M EXPENSE
06/17/97	 1006388	 HERITAGE PRODUCTS INC 	        	254.47 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006389	 MICRON ELECTRONICS INC     		13,361.40 	COMPUTER EQUIPMENT
06/17/97	 1006390	 MOUNT OLYMPUS WATER	            	63.23 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006391	 CLARK MOWER                   		193.96 	TRAVEL REIMBURSEMENT
06/17/97	 1006392	 NATIONAL HEALTH CARE TRUST	  21,801.03 	INSURANCE - HEALTH
06/17/97	 1006393	 OFFICE TEAM		                   105.60 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006394	 THE PLANT GALLERY		              69.50 	OFFICE SUPPLIES & EXPENSE
06/17/97	 1006395	 THE PRUDENTIAL		              1,021.66 	INSURANCE - DISABILITY
06/17/97 	1006396 	PREFERRED DATA SUPPLY INC	     	255.36 	OFFICE SUPPLIES & EXPENSE

                                   	D-1

                  	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           	Case No. 91A-27701
           	                General Corp Cash
                     For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                  CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE  	   DOC #  	   PAYOR              	         AMOUNT   	   DESCRIPTION
06/17/97 	1006397	   PROTEL		                          193.61  OFFICE SUPPLIES & EXPENSE
06/17/97 	1006398	   REDMAN VAN & STORAGE CO INC	     	533.63 	RENT - STORAGE SPACE
06/17/97 	1006399	   SAN DIEGO GAS & ELECTRIC	        	101.26 	KYOCERA O&M EXPENSE
06/17/97 	1006400	   US WEST COMMUNICATIONS		          777.84 	TELEPHONE EXPENSE
06/17/97 	1006401	   XEROX CORPORATION	               	303.35 	OFFICE SUPPLIES & EXPENSE
06/18/97 	1006402	   ARIZONA DEPARTMENT OF REVENUE		   560.01 	STATE INCOME TAX
06/26/97 	1006403	   BPC-PAYROLL ACCT	              	9,556.61 	TRANSFER - PAYROLL ACCT
06/26/97 	1006404    BPC-PAYROLL TAX ACCT		          4,207.69 	TRANSFER - PAYROLL TAX ACCT
06/26/97 	1006405   	WELLS FARGO BANK	                	752.90 	401K CONTRIBUTIONS
06/26/97 	1006406	   WELLS FARGO BANK		                 37.04 	401K LOAN PAYMENT
06/30/97 	BANK STMT	 KEY BANK OF UTAH		                 50.88 	BANK SERVICE CHARGE
                                                        -----
         	TOTAL CASH DISBURSEMENTS               	$162,876.52
                                                  ===========

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            	Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
                   	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                         	CASH RECEIPTS JOURNAL

DATE  	   DOC #  	   PAYOR              AMOUNT   	   DESCRIPTION
06/06/97 	BANK STMT	 COFFIN	           	$985,000.00	 SETTLEMENT
06/30/97 	BANK STMT	 KEY BANK OF UTAH		   12,883.74	 INTEREST INCOME
                                          ---------
         	TOTAL CASH RECEIPTS	          $997,883.74
							                                 ===========


                       CASH DISBURSEMENTS JOURNAL

DATE  	   DOC #  	   PAYEE              	      AMOUNT   	     DESCRIPTION
06/09/97 	CK #008   	BONNEVILLE PACIFIC CORP.	 $4,000,000.00	 TRANSFER
06/30/97 	BANK STMT 	KEY BANK OF UTAH		                43.00	 BANK SERVICE CHARGE
                                                       -----
        		TOTAL CASH DISBURSEMENTS 	           $4,000,043.00
                                               =============


                                     E


                  	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           	Case No. 91A-27701
                     	Chapter 11 Trustee JT - CD Account
                    	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                         	CASH RECEIPTS JOURNAL

DATE  	   DOC #  	   PAYOR              	      AMOUNT   	     DESCRIPTION
06/09/97 	BANK STMT 	BONNEVILLE PACIFIC CORP. 	$4,000,000.00	 TRANSFER


                      	CASH DISBURSEMENTS JOURNAL


DATE  	  DOC #       PAYEE                 	   AMOUNT   	    DESCRIPTION

       	 NONE


                                     F

                 	DEBTOR: BONNEVILLE PACIFIC CORPORATION
    	                     Case No. 91A-27701
                 	Chapter 11 Trustee Joint - CD Account
                   	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                         	CASH RECEIPTS JOURNAL

DATE  	   DOC #  	   PAYOR        AMOUNT   	  DESCRIPTION
06/30/97	 BANK STMT 	BANK ONE		   $47,838.01	 INTEREST INCOME


                       	CASH DISBURSEMENTS JOURNAL


DATE  	  DOC #  	    PAYEE         AMOUNT   	    DESCRIPTION

      		 NONE


                                     G

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                          	Case No. 91A-27701
                    	Chapter 11 Trustee JT Savings
                  	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE  	   DOC #  	   PAYOR       AMOUNT    DESCRIPTION
06/30/97	 BANK STMT 	BANK ONE		  $75.26    INTEREST INCOME


                      	CASH DISBURSEMENTS JOURNAL


DATE  	  DOC #  	    PAYEE       AMOUNT   	DESCRIPTION

         NONE


                                     H

                	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                         	Case No. 91A-27701
                      	Proceeds From Asset Sales
                  	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE  	   DOC #  	   PAYOR             AMOUNT   DESCRIPTION
06/30/97	 BANK STMT 	KEY BANK OF UTAH		$10.79	  INTEREST INCOME


                      	CASH DISBURSEMENTS JOURNAL


DATE  	  DOC #  	    PAYOR          	   AMOUNT   DESCRIPTION

      		 NONE


                                    I

                 	DEBTOR: BONNEVILLE PACIFIC CORPORATION
	                           Case No. 91A-27701
                      	Kyocera Maintenance Reserve
                   	For Period June 1 - June 30, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE  	   DOC #  	  PAYOR              	      AMOUNT   	   DESCRIPTION
06/01/97 	CK# 6361 	BONNEVILLE PACIFIC CORP		 $10,000.00	  TRANSFER
06/30/97 	BNK STMT 	KEY BANK OF UTAH		            612.83	  INTEREST INCOME
 	                                                ------
         	TOTAL CASH RECEIPTS               		$10,612.83
                                              ==========


                       	CASH DISBURSEMENTS JOURNAL


DATE  	  DOC #      PAYOR                	   AMOUNT         DESCRIPTION

         NONE


                                   	J

                  	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           	Case No. 91A-27701
                              Balance Sheet
                         	As of June 30, 1997
------------------------------------------------------------------------------

ASSETS
Current Assets:
     Cash 		                                     $135,518,733
     Accounts receivable - trade	                     105,318
     Accounts receivable - settlements (Note 4)    	7,145,305
     Accounts receivable - affiliates                	280,644
     Prepaid Insurance	                                21,998
     Accrued interest receivable 	                    623,429
                                                      -------
     Total current assets	                                     	$143,695,427
Fixed Assets:
     Land		                                           198,424
     Equipment, furniture and fixtures             	3,767,791
                                                    ---------
     Total fixed assets                            	3,966,215
     Less:	Accumulated depreciation	               <3,097,306>
                                                   -----------
     Net fixed assets                                              		868,909
Other Assets:
     Investment in and advances to subsidiaries
        and partnership 	                          31,831,388
     Other assets	                                      1,820
                                                        -----
        Total other assets		                                      31,833,208
                                                                  ----------
TOTAL ASSETS	                                                  	$176,397,544
                                                                ============
LIABILITIES
Post-petition liabilities:
     Accounts payable - trade 	                       $88,091
     Accounts payable - professional fees
       and costs	                                   4,368,336
     Accrued income taxes payable (Note 5)	           328,947
     Taxes payable 	                                  106,416
     Accrued interest         	                             0
                                                            -
     Total post-petition liabilities		                            $4,891,790
Pre-petition liabilities:
     Priority claims	                                  61,186
     Secured debt         	                                 0
     Unsecured debt  (Notes 1 and 3)	              99,974,450
                                                   ----------
Total pre-petition liabilities		                                 100,035,636
                                                                 -----------
TOTAL LIABILITIES		                                              104,927,426

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment	                  213,752
Paid-in-capital	                                  121,590,029
Treasury stock	                                    <2,308,255>
Retained earnings:
     Pre-petition                               	 <56,551,908>
     Post-petition                                 	8,526,500
                                                    ---------
TOTAL OWNERS' EQUITY (Notes 1 and 3)                            		71,470,118
                                                                  ----------
TOTAL LIABILITIES AND OWNERS' EQUITY		                          $176,397,544
                                                                ============

                                                                     	Form 2-C

                   	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            	Case No. 91A-27701
                        	Profit and Loss Statement
                    	For Period June 1 - June 30, 1997
-------------------------------------------------------------------------------


Gross operating revenue                          	$212,695
Less discount, returns and allowances	                   0
                                                         -
     Net operating revenue                                    		$212,695

     Cost of goods sold		                                       <115,602>
                                                                ---------
     Gross profit		                                               97,093

Operating expenses:
     Salaries and wages	                            28,269
     Rent and leases	                               12,293
     Payroll taxes                                  	1,351
     Insurance	                                      8,294
     Other		                                         4,714
                                                     -----
     Total operating expenses	                                  	<54,921>
                                                                 --------
     Operating income <loss>                                    		42,172

Legal and professional fees and costs
  (Note 4) 	                                        80,142
Depreciation, depletion and Administration	          1,333
Claims settlement expense                         	274,791
Interest expense	                                        0
                                                         -
     Total                                                      <356,266>
                                                                ---------
     Net operating income <loss>		                              <314,094>

Non-operating income and <expenses>:
     Interest income	                              578,793
     Other income	                                   3,342
     Other income - settlements (Note 4)        	1,049,679
     Equity in earnings (losses) of subsidiaries
       and partnerships (Note 2)                  	993,011
                                                   -------
         Net non-operating income or <expenses>		              2,624,824
                                                               ---------
         Net income <loss> before income taxes	               	2,310,730

         Provision for income taxes (Note 5)		                    46,760
                                                                  ------
         NET INCOME <LOSS>				                                $2,263,970
                                                              ==========

                                                                     	Form 2-D
                                                                  	Page 1 of 3

                    	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              	Case No. 91A-27701
                     General Notes to Financial Statements
                      For Period June 1 to June 30, 1997
------------------------------------------------------------------------------


1.	 The Balance Sheet and Income Statement of Bonneville Pacific Corporation,
    included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, PREPETITION UNSECURED DEBT DOES NOT
    INCLUDE ANY ACCRUAL OF INTEREST AFTER DECEMBER 5, 1991. These financial statements are prepared in a format required by the U.S.
    Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. 	Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency.
    The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville
    Nevada Corporation through its investment in the NCA #1 Partnership.

3. 	Unrecorded Liabilities and Potential Claims.  Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997.


                                                                     	Form 2-D
                                                                  	Page 2 of 3

                   	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    	General Notes to Financial Statements
                      For Period June 1 to June 30, 1997
------------------------------------------------------------------------------


4. 	Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of June 30, 1997 and are reflected on the June 30, 1997 Financial Statements. Approved settlements are as follows:

                W. Johnson		                    	$1,145,305
                Westinghouse Electric	           	3,000,000
                Piper Jaffray	               	    3,000,000
                                                  ---------
                                          						 $7,145,305

5. 	As of April 30, 1996, Bonneville and Subsidiaries had approximately
    $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,600,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

    The Trustee has requested permission from the Internal Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.


                                                                     	Form 2-D
                                                                  	Page 3 of 3

                                   	BONNEVILLE PACIFIC CORPORATION
                                         	Case No. 91A-27701
                               	Taxes Payable Schedule (Post-Petition)
                                  For Period June 1 to June 30, 1997
------------------------------------------------------------------------------

                         Beginning		             	                Payments	  Date	     Check	 Ending
                         Balance	      Adjustments  Additions 	   Deposits	  Paid	     Numb.	 Balance
Income tax withheld:
Federal	                        $0.00 	      $0.00	  $<4,260.23>  $2,125.56 	06/11/97	 1242	         $0.00
                                                               				2,134.67 	06/27/97	 1243

State                            0.00          	      <1,431.37>   1,431.37	 06/26/97 	1244

FICA tax withheld              	 0.00	 	              <1,350.72>   	 673.04	 06/11/97	 1242
                                            				                     677.68	 06/26/97 	1243	          0.00

Employer's FICA tax	             0.00		               <1,350.72> 	   673.04	 06/11/97	 1242
                        			 	                                        677.68	 06/26/97	 1243 	         0.00

Unemployment tax:
Federal	                         0.00                                                 						          0.00
State	                           0.00						                                                           0.00

Sales, use & excise taxes	       0.00						                                                           0.00
Property taxes	           <104,199.00>	              	<2,217.00>				                           <106,416.00>

Accrued income tax:
Federal	                  <282,747.00>       	0.00  	<46,200.00>     	 0.00		 	                <328,947.00>
State	                           0.00	        0.00	                   	0.00			                        0.00

Delaware franchise tax	          0.00         						                                                  0.00

Employee withholding            	0.00		               <1,505.80>     752.90 	06/11/97 	1006381	       0.00
                                                                     752.90	 06/26/97	 1006405
                                 ----         ----    ----------     ------                           ----
TOTALS	                  $<386,946.00>	      $0.00	 $<58,315.84> 	$9,898.84			                $<435,363.00>
                         =============       =====  ============  =========                   =============

                               	DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                          	Case No. 91A-27701
                                          	Insurance Schedule
                                	For Period June 1 to June 30, 1997
------------------------------------------------------------------------------

                                               Policy
                                                  Amount of  	Expiration	 Premium Paid
                         Carrier/Agent	           Coverage	   Date       	Thru Date
Worker's Compensation	   Various State Funds	     Statutory
                                                  $1,000,000 	(A)        	06/30/97

General Liability       	Travelers Insurance/
                         Sedgwick James	           5,000,000	 08/06/97   	08/06/97

Vehicles	                Travelers Insurance/
[Hired/Non-owned]	       Sedgwick James	           5,000,000	 08/06/97   	08/06/97

Property:
     Bonneville Pacific	 Federal Insurance Co./
                         Sedgwick James             	735,000	 08/17/96   	08/17/97

     Kyocera	            Federal/Hartford Steam/
                         Sedgwick James	           5,352,879 	08/17/96	   08/17/97

(A) 	All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            	Case No. 91A-27701
	                    Accounts Receivable and Payable Aging
                     	For Period June 1 to June 30, 1997
------------------------------------------------------------------------------

                                                        Accounts
                             Non-Affiliate  Accounts	   Payable
                             Accounts	      Payable	    Professional
                             Receivable	    Trade	      Fees
Under 30 days              	 $7,250,604	    $20,356     $4,368,336
30 to 60 days	                       19	          0	             0
61 to 90 days	                        0	          0	             0
Over 90 days	                         0	      4,574	             0
                                      -       -----              -
Total post-petition	          7,250,623	     24,930    	 4,368,336

Pre-petition amounts	                 0	  3,751,997	             0
                                      -   ---------              -
Total accounts receivable  	 $7,250,623
                             ==========
Total accounts payable		                 $3,776,927	    $4,368,336
                                         ==========     ==========

                        Affiliate
                        Accounts
                        Receivable
Under 30 days	          $48,366
30 to 60 days	            6,840
61 to 90 days	                0
Over 90 days	           225,438
                        -------
Total post-petition
   affiliate accounts
   receivable	         $280,644
                       ========


                                                                      Form 2-E
                                                                   Page 3 of 6

                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              	Case No. 91A-27701
	Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                       	For Period June 1 to June 30, 1997
------------------------------------------------------------------------------

                                              Date of
                                              Court 	   Estimated
                                 Amount Paid 	Approval	 Balance Due
Counsel for Unsecured
     Creditors' Committee	                $0	                   $0   	(3)
Court Appointed Trustee	                   0               	74,252   	(1)
Trustee's Counsel	                         0             		233,343	   (1)
Trustee's Accountants	                     0		              78,688
Trustee's Special Plan Counsel	            0		              75,000
Special Litigation Counsel for
     Trustee - Costs	                      0             		196,867
     Trustee - Fees	                       0           	 3,520,186   	(2)
Auditors                                 		0		              90,000
Financial Consultants	                     0		             100,000
                                           -               -------
     Total                               	$0		          $4,368,335
                                          ==            ==========

(1) 	Includes only hourly rate and miscellaneous Trustee costs.  Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2)	 Includes an accrual for any contingent fees due as a result of
     Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

          1. $3,000,000.00 - Westinghouse Settlement
                  Fees - $990,000.00
          2. $3,000,000.00 - Piper Jaffray Settlement
                  Fees - $990,000.00
          3. $1,250,000.00 - Johnson Settlement
                  Fees - $412,500.00
          4. $5,000,000.00 - Norwest Bank Settlement
                  Fees - $1,000,000
          5. $985,000.00 - Coffin Settlement
                  Fees - $197,000
          6. $69,314 - Cost Offset

     The $3,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received by the estate, but the settlements were approved and such settlements have been booked as receivables.

                                                                     	Form 2-E
                                                                  	Page 4 of 6

(3) 	On June 6, 1997, the U.S. District Court approved a settlement with
     Laboeuf, Lamb, Green and MacRae, L.L.P. and Ralph R. Mabey by which Laboeuf, Lamb, Green and MacRae, L.L.P. waived its claim to any and all attorneys' fees and cost.

Further information concerning settlements is contained in the narrative which is attached.


                                                                      Form 2-E
                                                                  	Page 5 of 6

	                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              	Case No. 91A-27701
                 	Schedule of Payments to Principal/Executives
                      	For Period June 1 to June 30, 1997
------------------------------------------------------------------------------

Payee Name	         Position 	  Nature of Payment	      Amount
Ralph F Cox	        Director	   Director fees		              0.00

Calvin L Rampton   	Director   	Director fees	              	0.00

Clark M Mower	      President	  Salary             		   12,566.68
                              		Expense Reimbursement  		2,402.98

                                                                     	Form 2-E
                                                                  	Page 6 of 6

                   	DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             	Case No. 91A-27701
                          	Quarterly Fee Summary (1)
                          	Month Ended June 30, 1997
------------------------------------------------------------------------------

                     Cash	         Quarterly	  Payment
                     Disbursement  Fee Due   	 Check No.	  Date
January	               $220,508.24
February	               169,408.87
March	                  215,808.71
                        ----------
   Total 1st Quarter	   605,725.82  	3,750.00   	1006268	    4/17/97

April	                4,093,233.83
May		                   128,144.26
June		                  152,976.15
                        ----------
   Total 2nd Quarter	 4,374,354.24

July
August
September
   Total 3rd Quarter

October
November
December
  Total 4th Quarter


(1)	 This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.


                                                                     	Form 2-F